Exhibit 99.1

Trilogy Announces Additional High-Grade Results from the 2021 Infill Drill Program at the Arctic Project

VANCOUVER, BC, April 20, 2022 /CNW/ -  Trilogy Metals Inc. (TSX: TMQ) (NYSE American: TMQ) ("Trilogy" or the "Company") is pleased to announce the fifth and final set of infill drilling results from the 2021 summer field season at the Arctic Project, part of the Upper Kobuk Mineral Projects ("UKMP") located in Northwestern Alaska managed by Ambler Metals LLC ("Ambler Metals"), the joint venture operating company equally owned by wholly owned subsidiaries of Trilogy and South32 Limited (ASX, LSE, JSE: S32; ADR: SOUHY) ("South32").

The 2021 Arctic drill program included 4,131 meters of diamond drilling, comprising 18 holes, that were designed to convert part of the resources from the Indicated category to the Measured category, and provide material for metallurgical testing and geotechnical information. The assay results detailed here are for the remaining nine infill/metallurgical drill holes from the 2021 summer field season.

Significant highlights from the remaining nine drill holes from the 2021 Arctic program

Based on a cut-off grade of 0.5% copper equivalent, significant zones of high-grade copper, zinc, lead, gold, and silver mineralization were intersected, including:

•	Hole AR21-0190 intersected six mineralized intervals, including
•	19.50 meters of 4.75% copper, 7.83% zinc, 2.04% lead, 1.12 g/t gold and 87.93 g/t silver for a copper equivalent grade of 9.81%;
•	13.89 meters of 3.46% copper, 2.86% zinc, 0.10% lead, 0.26 g/t gold and 25.65 g/t silver for a copper equivalent grade of 4.94%; and
•	2.08 meters of 10.18% copper, 9.46% zinc, 1.53% lead, 4.51 g/t gold and 138.92 g/t silver for a copper equivalent grade of 18.26%.
•	Hole AR21-0189 intersected two mineralized intervals, including 10.42 meters of 6.78% copper, 13.14% zinc, 2.36% lead, 0.42 g/t gold and 102.65 g/t silver for a copper equivalent grade of 13.58%.
•	Hole AR21-0187 intersected three mineralized intervals, including 6.83 meters of 6.57% copper, 9.69% zinc, 1.58% lead, 0.78 g/t gold and 86.95 g/t silver for a copper equivalent grade of 11.93%.
•	Hole AR21-0186 intersected seven mineralized intervals, including
•	21.18 meters of 2.74% copper, 3.45% zinc, 0.89% lead, 0.88 g/t gold and 45.02 g/t silver for a copper equivalent grade of 5.26%;
•	10.07 meters of 3.53% copper, 2.31% zinc, 0.38% lead, 0.59 g/t gold and 59.40 g/t silver for a copper equivalent grade of 5.41%; and
•	6.68 meters of 3.18% copper, 3.24% zinc, 0.78% lead, 0.65 g/t gold and 68.99 g/t silver for a copper equivalent grade of 5.66%.
•	Hole AR21-0183 intersected three mineralized intervals, including 7.10 meters of 7.10% copper, 6.51% zinc, 0.38% lead, 0.19 g/t gold and 54.97 g/t silver for a copper equivalent grade of 10.23%.
•	Hole AR21-0180 intersected eight mineralized intervals, including
•	8.90 meters of 2.20% copper, 2.55% zinc, 0.46% lead, 0.39 g/t gold and 34.61 g/t silver for a copper equivalent grade of 3.84%; and
•	7.07 meters of 2.38% copper, 1.27% zinc, 0.24% lead, 0.09 g/t gold and 18.28 g/t silver for a copper equivalent grade of 3.15%.
•	Hole AR21-0178 intersected six mineralized intervals, including 4.60 meters of 3.53% copper, 1.37% zinc, 0.10% lead, 0.13 g/t gold and 18.33 g/t silver for a copper equivalent grade of 4.31%.
•	Hole AR21-0185 intersected four mineralized intervals, including 7.47 meters of 4.28% copper, 6.71% zinc, 1.26% lead, 0.37 g/t gold and 58.17 g/t silver for a copper equivalent grade of 7.92%.
•	Assay results for the first 176.94 meters from drill hole AR21-0176 were made public on November 29, 2022. The remaining assay results for this hole include 12.41 meters of 2.88% copper, 3.29% zinc, 0.88% lead, 0.61 g/t gold and 53.96 g/t silver for a copper equivalent grade of 5.25%.

All reported intervals are thought to be close to the true width and therefore represent the actual thickness of mineralization.

Tony Giardini, President and CEO of Trilogy, commented, "These latest drilling results serve to reinforce that the Arctic deposit is truly unique given the very high grades and consistency of mineralization within the metalliferous horizons. All nine holes in this press release have exceptional high grades of not only copper but also zinc, lead, silver and gold. The polymetallic nature of the Arctic deposit, and the exploration upside in the surrounding 181,000-hectare land package, truly makes this an exceptional project which, we believe, has the potential to play a significant role in supplying the United States economy with a domestic stable, environmentally safe supply of critical and green metals for many years."

Richard Gosse, Trilogy's Vice President, Exploration stated, "Yet another set of impressive drill intersections from Arctic - the last of the assays from the 2021 infill/geotechnical drill program. Besides providing important geotechnical data and increasing the certainty of future resource estimates, the 2021 drill program at Arctic found mineralization extending beyond the pit boundary used in the 2020 Arctic Feasibility Study, and from an exploration perspective, shows Zones 3, 4 and 5 are open at shallower depths to the north."

On November 22, 2021, the Company released the assay results for two geotechnical drill holes AR21-0173 and AR21-0175 that intersected high-grade mineralization beyond the currently designed pit at Arctic. Subsequently on November 29, 2021, the Company released additional drilling results from two infill/metallurgical holes drilled early in the 2021 field season. Of note is drill hole AR21-0176 which intersected 19.91 meters of almost 12% copper equivalent. On January 25, 2022, the Company released the results for two additional metallurgical/infill drill holes from Arctic and on March 17, 2022, the Company released the results for an additional four infill holes at Arctic. For more information on these drilling results, please visit the Company's website at https://trilogymetals.com/news-and-media/news/.

These latest drilling results from the 2021 program contain mineralized intervals consistent with previous drilling conducted within the resource area on the property. Significant mineralized intervals of high-grade mineralization at a cut-off of 0.5% copper equivalent are reported in Table 1. The locations of the holes are shown in Figure 1 and Table 2.

Of the 18 holes drilled at Arctic last summer, eight holes were for the geotechnical program. The 10 remaining drill holes were part of the infill/metallurgical program, with three of the 10 drill holes also being used for the hydrology program.

Table 1. Drill Intercepts from the 2021 Arctic Infill Drilling Program

Hole	From (m)	To (m)	Length (m)	CuEq (%)	Cu (%)	Zn (%)	Pb (%)	Ag (g/t)	Au (g/t)	Zone
AR21-0176	Composites reported previously on November 29, 2021
	184.49	196.90	12.41	5.25	2.88	3.29	0.88	53.96	0.61	Zone 1
AR21-0178	139.77	141.16	1.39	0.73	0.35	0.48	0.13	15.65	0.04	Zone 5
	147.96	149.82	1.86	0.72	0.06	0.04	0.39	18.35	0.56	Zone 4
	176.70	181.30	4.60	4.31	3.53	1.37	0.10	18.33	0.13	Zone 3
	199.53	199.83	0.30	11.14	6.23	9.36	1.11	89.40	0.48	Zone 2.5
	210.55	215.70	5.15	1.08	0.90	0.21	0.02	5.91	0.08	Zone 1
	236.50	247.47	10.97	1.27	0.93	0.36	0.06	9.16	0.17	Zone 1a
AR21-0180	131.46	133.96	2.50	1.08	0.69	0.45	0.10	10.70	0.14	Zone 7a
	145.32	154.22	8.90	3.84	2.20	2.55	0.46	34.61	0.39	Zone 5
	156.77	157.45	0.68	2.00	0.67	2.01	0.32	24.50	0.42	Zone 4
	164.99	172.06	7.07	3.15	2.38	1.27	0.24	18.28	0.09	Zone 3
	172.82	174.16	1.34	2.84	1.83	1.90	0.25	20.56	0.07	Zone 3
	220.27	221.84	1.57	1.58	1.34	0.17	0.02	10.50	0.12	Zone 2
	240.87	242.06	1.19	1.11	1.01	0.03	0.00	4.97	0.06	Zone 1
	249.17	253.91	4.74	0.83	0.70	0.14	0.00	5.41	0.05	Zone 1a
AR21-0183	183.09	187.41	4.32	1.50	0.46	1.33	0.47	26.40	0.25	Zone 4
	197.58	197.98	0.40	4.14	3.15	1.22	0.48	25.20	0.25	Zone 3
	200.90	208.00	7.10	10.23	7.10	6.51	0.38	54.97	0.19	Zone 3
AR21-0185	121.84	129.31	7.47	7.92	4.28	6.71	1.26	58.17	0.37	Zone 5
	148.30	150.78	2.48	0.80	0.72	0.01	0.00	7.24	0.02	Zone 3
	155.52	157.45	1.93	1.95	1.83	0.04	0.01	7.47	0.07	Zone 3
	169.78	170.15	0.37	0.50	0.16	0.55	0.16	7.41	0.03	Zone 3
AR21-0186	109.41	119.48	10.07	5.41	3.53	2.31	0.38	59.40	0.59	Zone 5
	124.69	145.87	21.18	5.26	2.74	3.45	0.89	45.02	0.88	Zone 4
	153.94	157.48	3.54	6.72	0.82	7.43	3.08	121.42	1.66	Zone 4
	160.23	160.53	0.30	5.39	2.58	5.98	0.81	32.40	0.09	Unknown
	170.90	173.25	2.35	3.56	2.81	1.19	0.12	20.36	0.13	Zone 3
	177.94	182.53	4.59	5.34	1.68	7.89	1.13	37.45	0.08	Zone 2.5
	193.57	200.25	6.68	5.66	3.18	3.24	0.78	68.99	0.65	Zone 1
AR21-0187	71.22	73.22	2.00	1.64	0.29	0.26	0.10	10.30	1.78	Zone 7b
	84.00	90.83	6.83	11.93	6.57	9.69	1.58	86.95	0.78	Zone 5
	123.19	124.50	1.31	8.30	6.18	4.12	0.47	42.75	0.10	Zone 4
AR21-0189	51.64	62.06	10.42	13.58	6.78	13.14	2.36	102.65	0.42	Zone 5
	428.85	429.25	0.40	2.17	0.44	4.52	0.09	3.58	0.01	Unknown
AR21-0190	134.24	136.32	2.08	18.26	10.18	9.46	1.53	138.92	4.51	Zone 5
	141.13	160.63	19.50	9.81	4.75	7.83	2.04	87.93	1.12	Zone 4
	161.46	165.51	4.05	5.20	3.02	4.03	0.19	43.82	0.38	Zone 4
	170.74	175.49	4.75	6.78	4.28	5.06	0.31	40.72	0.28	Zone 3
	185.48	199.37	13.89	4.94	3.46	2.86	0.10	25.65	0.26	Zone 2.5
	217.89	222.65	4.76	1.82	1.33	0.09	0.02	29.13	0.31	Zone 1
Notes:

• Copper equivalent (CuEq) calculations use metal prices assumptions of US$3.00/lb for copper, US$1.10/lb for zinc, US$1.00/lb for lead, US$1,300/oz for gold, and US$18.00/oz for silver.

• Results are core intervals and not true thickness; true widths have not been determined for the above intercepts but are believed to be representative of actual drill thicknesses.

• Significant interval defined as a minimum of 1.0-meter copper interval with average grade >0.5% CuEq.

• Cut-off grade of 0.5% CuEq.

• Internal dilution up to three meters of <0.5% CuEq.

• Intervals of <1.0 meter not reported.

• Core recovery averaged 96%.

• Minimum sample length was 0.17m, average sample length was 2.4m overall and 1.7m within mineralized zones.

• Some rounding errors may occur.

The reported intervals are based on a copper-equivalent grade of 0.5% using metal prices from Trilogy's 2020 Arctic feasibility study (US$3.00/lb copper, US$1.10/lb zinc, US$1.00/lb lead, US$1,300/oz gold, and US$18.00/oz silver) and a maximum of 3-meters internal dilution. All drill hole intercepts are close to true width.

Table 2. Drill Hole Locations at the Arctic Project

Hole	East (m)	North (m)	Elevation (m)	Azimuth	Dip	Length (m)
AR21-0176	613213	7453131	880	35	-70	205.9
AR21-0178	613380	7453402	994	35	-70	282.9
AR21-0180	613396	7453336	995	35	-70	267.3
AR21-0183	613396	7453336	995	35	-48	300.5
AR21-0185	613429	7452893	956	35	-77	235.3
AR21-0186	613309	7453167	918	35	-84	200.3
AR21-0187	613511	7453126	994	40	-67	286.5
AR21-0189	613535	7453056	984	55	-70	439.5
AR21-0190	613327	7453277	948	35	-57	296.7
Coordinates are in UTM Zone 4N (meters) coordinate system, NAD83 Datum.

Drill Hole Descriptions

A cross section showing drill holes AR21-0180, AR21-0183 and AR21-0190 can be seen in Figure 2. Also, a cross section showing drill holes AR21-0185, AR21-0187 and AR21-0189 is shown in Figure 3.

Hole AR21-0178 which is sized HQ3 (61 mm diameter), was drilled as part of the geotechnical program. At 178.17 meters, a 55-centimetre-thick and partly sphalerite and chalcopyrite mineralized quartz vein is present. From 178.72 to 180.95 meters, below the vein, base metal mineralization consists of semi-massive sulphides and is comprised of chalcopyrite, and dark-red sphalerite. Where mineralization is not massive or semi-massive, stringer-style mineralization parallel to foliation is present. At 199.53 meters, another 30-centimetre interval of semi-massive chalcopyrite and sphalerite mineralization is present. From 234.32 to 244.66 meters, weak chalcopyrite and sphalerite mineralization is present as thin (< 5 centimeters) lenticular-shaped aggregates.

Hole AR21-0180 which is sized HQ3 (61 mm diameter), was drilled as part of the geotechnical program. Mineralization begins at 131.46 meters and continues to 166.11 meters with two massive sulphide intercepts. From 147.02 to 148.09 meters, the first massive sulphide section is pyritic and rubbly. Chalcopyrite stringer-style mineralization also increases towards 151.55 meters, where massive sulphide is present from 151.55 to 152.54 meters, and trace native copper is present on some fractures. The massive sulphide interval, although thin, is copper dominated comprised of up to 45% chalcopyrite, lesser pyrite, and minor barite. From 152.54 to 171.87 meters, the interval hosts variable sphalerite and chalcopyrite mineralization. Sphalerite typically manifests as thin near massive bands, and chalcopyrite is present both as bands and stringers. The section from 221.88 to 267.31 meters is weakly mineralized where chalcopyrite stringer-style mineralization is present with and replaced by pyrrhotite.

Location of Drill Holes from the Arctic Infill Drilling Program (CNW Group/Trilogy Metals Inc.)

Hole AR21-0183 which is sized HQ3 (61 mm diameter), was drilled as part of the geotechnical program. It intersected massive sulphides from 200.90 to 204.95 meters. Mineralization consisted of 35% chalcopyrite, 20% sphalerite, minor pyrite, and trace bornite and covellite. From 238 to 256.65 meters, the interval is composed of weak mineralization and is generally marked by fine to medium grained trace pyrite and even more occasionally pyrrhotite.

Cross Section Showing Drill Holes AR21-0180, AR21-0183 and AR21-0190 (CNW Group/Trilogy Metals Inc.)

Cross Section Showing Drill Holes AR21-0185, AR21-0187 and AR21-0189 (CNW Group/Trilogy Metals Inc.)

Hole AR21-0185 which is sized HQ3 (61 mm diameter), was drilled as part of the resource conversion and metallurgical bulk sampling programs, as well as the hydrology testing program. Between 123.19 and 128.20 meters, this hole intersected approximately 4 meters of massive and semi-massive sulphides. The massive and semi-massive units host up to 30% chalcopyrite, 20% sphalerite, 50% pyrite, minor barite, and trace amounts of bornite and covellite. Mottled barite bands up to 2 cm (rarely 4 cm) were associated with fine grained chalcopyrite and pyrite. Very minor banded stringers of chalcopyrite, sphalerite, and pyrite within foliation occur between 146 and 157 meters.

Hole AR21-0186 which is sized PQ3 (83 mm diameter), was drilled as part of the resource conversion and metallurgical bulk sampling programs. Drilling was prematurely terminated in massive sulphides at 200.25 meters when the drill rods stuck. From 111.81 to 114.91 meters, drilling encountered massive sulphide mineralization. Beyond 139.20 meters, mineralization contains periodic bands of massive sulphides with quartz-chlorite-talc-calcite gangue; where generally, mineralization is composed of short, massive sulphide bands in chlorite-talc rocks. Between 139.20 and 157.48 meters, massive sulphides and semi-massive sulphides are locally barite-rich and alternates with typical grey shist.

Hole AR21-0187 which is sized HQ3 (61 mm diameter), was drilled as a part of the geotechnical program. A massive sulphide interval from 85.18 to 89.66 meters averages 5% pyrite, 35% chalcopyrite, and 5% galena. Another mineralized interval from 123.75 to 124.5 meters hosts semi massive sulphides with 5% pyrite, 13% chalcopyrite, and 12% sphalerite.

Hole AR21-0189 which is sized HQ3 (61 mm diameter), was drilled as part of the geotechnical program. The first massive sulphide zone was encountered from 51.34 to 60.88 meters with the first 20 cm of the interval containing disseminated chalcopyrite that progressively increases into a massive sulphide interval. The first 1.25 meters of the massive sulphides contain 40% chalcopyrite, 20% pyrite, and 15% sphalerite. From 56.10 meters to 56.62 meters, the massive sulphides become increasingly copper-rich at the expense of sphalerite which decreases in abundance significantly. From 58 to 59.24 meters, bornite mineralization is present in moderate amounts associated with very weak chalcocite mineralization and abundant chalcopyrite mineralization. From 59.24 to 60.88 meters, at the end of the first massive sulphide intercept, chalcopyrite becomes the dominant sulphide. The second massive sulphide zone was observed from 61.54 to 62.06 meters with 85% chalcopyrite, 5% pyrite and 2% sphalerite.

Hole AR21-0190 which is sized HQ3 (61 mm diameter), was drilled as part of the geotechnical program. The interval from 134.24 to 159.46 meters is a combination of interlayered semi massive and massive sulphides that contain an approximate average of 25% pyrite, 35% chalcopyrite and 20% sphalerite. Another mineralized zone was encountered from 186.75 to 195.57 meters which contains massive sulphides averaging 35% pyrite, 25% chalcopyrite, 20% sphalerite, 2% barite and 1% bornite.

All percentages of sulphide mineralization are based off the visual estimations in the core.

Within the Arctic deposit, mineralization occurs as stratiform semi-massive sulphide to massive sulphide beds within primarily chlorite schists and fine-grained quartz schists. The sulphide beds average 4 meters in thickness but vary from less than 1 meter up to as much as 20 meters in thickness.

QA/QC Program

The drilling program, sampling and assaying protocol, and data verification were managed by qualified persons (QPs) employed by Ambler Metals. The diamond drill holes were completed using PQ3 or HQ3 diameter core, and recoveries averaged 95%. Drill core was cut lengthwise into halves using a diamond saw, with one-half used to construct composites for metallurgical testing and one-half cut lengthwise to provide quarter core for sampling. The remainder of the core was retained in core trays and archived at site.

Samples were collected through mineralized zones using a 0.17 m minimum length and 2.5 m maximum length; average sample length is 1.70 m. Weights of the drill core samples range from 0.2 to 16.86 kg, depending on the size of core, rock type, and recovery.

Each core sample was placed into a bag with a numbered tag and quality control samples were inserted between core samples using the same numbering sequence. Then, samples were grouped into batches for shipping and laboratory submissions. Each batch of 20 samples contains three quality control (QC) samples that comprise one certified reference material (CRM), one core blank (BLK), and one core or crushed duplicate (DUP). Chain-of-custody records are maintained for sample shipments and the custody is transferred from Ambler Metals' expeditor to the laboratory upon delivery.

Samples were shipped initially to ALS Minerals' laboratory in Fairbanks, Alaska, USA, then on to ALS Minerals' laboratory in Hermosillo, Mexico, for sample preparation. ALS Minerals Fairbanks and Hermosillo are satellite sample preparation facilities accredited under ALS Minerals. After preparation at ALS Minerals Hermosillo, split pulp samples were shipped to ALS Minerals in North Vancouver, B.C., Canada, for assaying. ALS Minerals North Vancouver is an independent laboratory certified under ISO 9001:2008 and accredited under ISO/IEC 17025:2005 by the Standards Council of Canada. ALS Minerals includes its own internal quality control samples comprising certified reference materials, blanks, and pulp duplicates.

Drill core samples were weighed (WEI-21), dried if excessively wet (DRY-21), coarse jaw crushed to 70% passing 6 mm (CRU-21), fine jaw crushed to 70% passing 2 mm (CRU-31), riffle split to 250 g subsamples (SPL-21) and pulverized to 85% passing 75 μm (PUL-31). Crushed duplicates were created by riffle splitting crushed samples into two parts.

Gold analyses were completed using a 30 g lead fire assay and AAS finish (Au-AA23). Multi-element analyses for 48 elements were completed using a geochemical four-acid digestion and ICP-ES/MS finish (ME-MS61). Over-range assays for silver, copper, zinc and sulfur were completed using an ore grade four-acid digestion and ICP-ES finish (ME-OG62). Additional analyses were completed for barium and mercury.

Gold, silver, copper, lead and zinc assays for QC samples were reviewed to ensure that CRMs are within tolerance limits specified on supplier certificates, BLKs are below acceptable thresholds, and DUPs display statistical patterns normally expected for sample types, methods, and elements. CRMs that returned assays outside of tolerance limits and BLKs with assays above thresholds were deemed to have failed. Sample batches containing failed QC samples were re-assayed to ensure that the QC samples returned acceptable results before release. All QC monitoring data are reviewed and signed off by an independent QA/QC geologist.

There is no known relationship between core sample recoveries and assay grades. Ambler Metals will submit 5% of the assay intervals from prospective lithologies to a laboratory independent of ALS Minerals for check assaying.

Qualified Person

Richard Gosse, P.Geo., Vice President, Exploration for Trilogy, is a Qualified Person as defined by National Instrument 43-101. Mr. Gosse has reviewed the scientific and technical information in this news release and approves the disclosure contained herein.

About Trilogy Metals

Trilogy Metals Inc. is a metal exploration and development company which holds a 50 percent interest in Ambler Metals LLC which has a 100 percent interest in the Upper Kobuk Mineral Projects ("UKMP") in Northwestern Alaska. On December 19, 2019, South32, a globally diversified mining and metals company, exercised its option to form a 50/50 joint venture with Trilogy. The UKMP is located within the Ambler Mining District which is one of the richest and most-prospective known copper-dominant districts in the world. It hosts world-class polymetallic volcanogenic massive sulphide ("VMS") deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high-grade copper and cobalt mineralization. Exploration efforts have been focused on two deposits in the Ambler Mining District - the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within a land package that spans approximately 181,387 hectares. Ambler Metals has an agreement with NANA Regional Corporation, Inc., an Alaska Native Corporation that provides a framework for the exploration and potential development of the Ambler Mining District in cooperation with local communities. Trilogy's vision is to develop the Ambler Mining District into a premier North American copper producer.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain "forward-looking information" and "forward-looking statements" (collectively "forward-looking statements") within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, statements relating to interpretation of drill results; the Company's beliefs regarding the potential of the Arctic Project; the Company's beliefs regarding the Arctic Project's potential to play a significant role in supplying the United States economy with a domestic stable, environmentally safe supply of critical and green metals for many years; and expectations regarding future drill results; are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving impact of the COVID-19 pandemic; success of exploration activities, permitting timelines, requirements for additional capital, government regulation of mining operations, environmental risks, prices for energy inputs, labour, materials, supplies and services, uncertainties involved in the interpretation of drilling results and geological tests, unexpected cost increases and other risks and uncertainties disclosed in the Company's Annual Report on Form 10-K for the year ended November 30, 2021 filed with Canadian securities regulatory authorities and with the United States Securities and Exchange Commission and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions, and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

Cautionary Note to United States Investors

This press release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this press release have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects ("NI 43-101") and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM) - CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended ("CIM Definition Standards"). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (SEC), and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term "resource" does not equate to the term "reserves". Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC's Industry Guide 7 did not permit the inclusion of information concerning "mineral resources". The SEC's new mining disclosure rules under Regulation S-K 1300 are closer, but not identical to NI 43-101 and CIM Definition Standards. As the Company is not yet subject to Regulation S-K 1300, it remains subject to SEC industry Guide 7.  Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with U.S. standards under either SEC's Industry Guide 7 or Regulation S-K 1300.

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For further information: Company Contact: Patrick Donnelly, Vice President, Corporate Communications & Development, patrick.donnelly@trilogymetals.com, 604-630-3569, 604-638-8088 or 1-855-638-8088

CO: Trilogy Metals Inc.

CNW 06:30e 20-APR-22